Laudus Trust
Schwab Select Large Cap Growth Fund

Portfolio Holdings as of December 31, 2022 (Unaudited)

The following are the portfolio holdings as of the report date. For more information, please refer to the fund’s semiannual or annual shareholder reports. You can also obtain this information at no cost by calling 1-866-414-6349 or by sending an email request to orders@mysummaryprospectus.com.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 100.3% OF NET ASSETS

Automobiles & Components 1.9%
Tesla, Inc. *	271,884	33,490,671

Capital Goods 2.7%
TransDigm Group, Inc.	76,092	47,911,328

Commercial & Professional Services 2.0%
Cintas Corp.	45,742	20,658,002
Waste Connections, Inc.	112,698	14,939,247
		35,597,249

Consumer Durables & Apparel 5.2%
LVMH Moet Hennessy Louis Vuitton SE ADR	321,751	46,612,067
NIKE, Inc., Class B	389,908	45,623,135
		92,235,202

Consumer Services 3.2%
Chipotle Mexican Grill, Inc. *	17,105	23,733,017
Evolution AB ADR	335,193	32,798,635
		56,531,652

Diversified Financials 5.4%
Blackstone, Inc.	306,277	22,722,690
MSCI, Inc.	43,647	20,303,275
S&P Global, Inc.	158,104	52,955,354
		95,981,319

Energy 1.7%
Cheniere Energy, Inc.	158,735	23,803,901
EQT Corp.	191,277	6,470,901
		30,274,802

Health Care Equipment & Services 9.4%
Boston Scientific Corp. *	630,730	29,183,877
IDEXX Laboratories, Inc. *	72,805	29,701,528
Intuitive Surgical, Inc. *	158,517	42,062,486
UnitedHealth Group, Inc.	124,792	66,162,222
		167,110,113

Materials 1.4%
The Sherwin-Williams Co.	102,914	24,424,580

SECURITY	NUMBER OF SHARES	VALUE ($)
Media & Entertainment 6.4%
Alphabet, Inc., Class A *	986,098	87,003,427
Match Group, Inc. *	631,823	26,214,336
		113,217,763

Pharmaceuticals, Biotechnology & Life Sciences 8.8%
AstraZeneca plc ADR	498,622	33,806,571
Danaher Corp.	161,388	42,835,603
Lonza Group AG ADR	469,417	22,884,079
Thermo Fisher Scientific, Inc.	48,556	26,739,304
Zoetis, Inc.	201,588	29,542,721
		155,808,278

Real Estate 0.6%
Prologis, Inc.	93,165	10,502,490

Retailing 6.8%
Amazon.com, Inc. *	1,296,273	108,886,932
Ross Stores, Inc.	98,191	11,397,029
		120,283,961

Semiconductors & Semiconductor Equipment 10.0%
Advanced Micro Devices, Inc. *	529,589	34,301,479
ASML Holding N.V. NY Registry Shares, ADR	109,122	59,624,261
KLA Corp.	98,733	37,225,303
Marvell Technology, Inc.	386,839	14,328,517
NVIDIA Corp.	222,692	32,544,209
		178,023,769

Software & Services 26.4%
Adyen N.V. *	515,992	7,120,690
Bill.com Holdings, Inc. *	114,358	12,460,448
Cadence Design Systems, Inc. *	207,317	33,303,403
Intuit, Inc.	195,257	75,997,930
Mastercard, Inc., Class A	141,732	49,284,468
Microsoft Corp.	653,515	156,725,967
MongoDB, Inc. *	17,734	3,490,761
ServiceNow, Inc. *	101,242	39,309,231
Visa, Inc., Class A	438,240	91,048,742
		468,741,640

Technology Hardware & Equipment 8.4%
Apple Inc.	1,145,741	148,866,128
Total Common Stocks (Cost $1,406,018,783)		1,779,000,945

Schwab Select Large Cap Growth Fund
Portfolio Holdings (Unaudited) continued

SECURITY	NUMBER OF SHARES	VALUE ($)
SHORT-TERM INVESTMENTS 0.2% OF NET ASSETS

Money Market Funds 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.12% (a)	3,310,931	3,310,931
Total Short-Term Investments (Cost $3,310,931)		3,310,931
Total Investments in Securities (Cost $1,409,329,714)		1,782,311,876

*	Non-income producing security.
(a)	The rate shown is the annualized 7-day yield.

ADR —	American Depositary Receipt

The following is a summary of the inputs used to value the fund’s investments as of December 31, 2022:
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$1,779,000,945	$—	$—	$1,779,000,945
Short-Term Investments[1]	3,310,931	—	—	3,310,931
Total	$1,782,311,876	$—	$—	$1,782,311,876

[1]	As categorized in the Portfolio Holdings.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Select Large Cap Growth Fund
Notes to Portfolio Holdings (Unaudited)

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the Board) has designated authority to a Valuation Designee, the fund’s investment adviser, to make fair valuation determinations under adopted procedures, subject to Board oversight. The investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and liabilities and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. The Valuation Designee may utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
Securities held in the fund’s portfolio are valued every business day. The following valuation policies and procedures are used by the Valuation Designee to value various types of securities:
• Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
• Foreign equity security fair valuation: The Valuation Designee has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the valuation of the fund’s holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the Valuation Designee seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the NAV of the fund’s shares and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark.
• Mutual funds: Mutual funds are valued at their respective net asset values (NAVs).
• Securities for which no quoted value is available: The Valuation Designee has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a security may be fair valued when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Fair value determinations are made in good faith in accordance with adopted valuation procedures. The Valuation Designee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Valuation Designee may employ methods such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security.
In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America (GAAP), the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and the Valuation Designee’s judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
• Level 1 — quoted prices in active markets for identical investments — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, mutual funds and exchange-traded funds. Mutual funds and exchange-traded funds are classified as Level 1 prices, without consideration to the classification level of the underlying securities held.
• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the valuation of a fund’s holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Valuation Designee has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.

Schwab Select Large Cap Growth Fund
Notes to Portfolio Holdings (Unaudited) (continued)

• Level 3 — significant unobservable inputs (including the Valuation Designee’s assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not readily available for these securities, one or more valuation methods are used for which sufficient and reliable data is available. The inputs used in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated in the absence of market information. Assumptions used due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
REG60662DEC22